RAFAEL Holdings, Inc.

Sidoti and Company, LLC
Fall 2018 Conference

September 27, 2018

Forward Looking Statements

This presentation contains forward-looking statements. Statements that are not historical facts are forward-looking statements and such forward-looking statements are statements made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Example of forward-looking statements include:

- statements about Rafael Holdings' future performance;
- projections of Rafael Holdings' results of operations or financial condition;
- statements regarding Rafael Holdings' plans, objectives or goals, including those relating to its strategies, initiatives, competition, acquisitions, dispositions and/or its products; and
- expectations concerning the clinical trials, submissions and FDA approval of Lipomedix's and Rafael Pharmaceutical's drug compounds.

Words such as "believe," "anticipate," "plan," "expect," "intend," "target," "estimate," "project," "predict," "forecast," "guideline," "aim," "will," "should," "likely," "continue," and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Readers are cautioned not to place undue reliance on these forward-looking statements and all such forward-looking statements are qualified in their entirety by reference to the following cautionary statements.

Forward-looking statements are based on Rafael Holdings' current expectations, estimates and assumptions and because forward-looking statements address future results, events and conditions, they, by their very nature, involve inherent risks and uncertainties, many of which are unforeseeable and beyond Rafael Holdings' control.

Such known and unknown risks, uncertainties and other factors may cause Rafael Holdings' actual results, performance and other achievements to differ materially from the anticipated results, performance or achievements expressed, projected or implied by these forward-looking statements.

These factors include those discussed under the headings "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations in Rafael Holdings' Form 10 Information Statement and other filings made with the Securities and Exchange Commission.

Rafael Holdings cautions that such factors are not exhaustive and that other risks and uncertainties may cause actual results to differ materially from those in forward-looking statements.

Forward-looking statements speak only as of the date they are made and are statements of Rafael Holdings' current expectations concerning future results, events and conditions and Rafael Holdings is under no obligation to update any of the forward-looking statements, whether as a result of new information, future events or otherwise.

Rafael Holdings | Overview

Rafael's real estate holdings, featuring a 20-story commercial office building and adjacent garage - on a developable site , are unencumbered by debt and provide exposure to Newark, NJ's real estate market revival.

Rafael Holdings' strong, liquid balance sheet provides strategic flexibility for additional value accretive investments in real estate and/or pharma.

The upside potential of Rafael Holdings' interests in companies pursuing novel therapies to treat certain cancers is highlighted by promising results from clinical trials of Rafael Pharmaceuticals' CPI-613, now in Phase III for Pancreatic cancer and relapsed/refractory acute myeloid leukemia,

Rafael Holdings in led by an experienced board and management team. Chairman and CEO Howard Jonas has an impressive track record of value creation including the sale of two companies that achieved valuations of over $1B.

Market Snapshot

Rafael Holdings, Inc.

Industries	Real Estate; Pharmaceuticals
Ticker	NYSE American: RFL
Headquarters	Newark, NJ
Stock Price [1]	$8.91
Shares Outstanding [2]	12.5 MM
Market Cap [1]	$112 MM
Cash, cash equivalents, and marketable securities [3]	$42 MM
Property Plant and Equipment [3]	$51 MM
Debt [3]	$0
Working Capital [3 4]	$44 MM
Book value per share [3 5]	$8.41

[1] Based on closing price on September 21, 2018
[2] As of July 31, 2018
[3] As of April 30, 2018
[4] Current assets less current liabilities
[5] Shareholder's equity / shares outstanding

RAFAEL Holdings Inc.

Corporate History

2013
Howard Jonas joins the Board of Directors of Rafael Pharmaceuticals

2015
IDT makes initial investment in Rafael Pharmaceuticals

2016
IDT enters into an agreement giving it the right to acquire a significant interest in Rafael Pharmaceuticals

2017
IDT purchases controlling stake in LipoMedix Pharmaceuticals

2018
Rafael Holdings listed on the NYSE American following spinoff from IDT Corp. (NYSE: IDT)

Rafael Holdings | Board of Directors

Howard Jonas CHAIRMAN	• Founder of several public companies including Rafael Holdings, IDT Corporation - a communications and payments company, and, Genie Energy - a leading independent energy provider • Chairman of the Board of IDT Corporation, Genie Energy and IDW Media Holdings • Board member of Shaare Zedek Hospital in Jerusalem and Yeshiva University in New York
Stephen Greenberg	• Managing member of Pilgrim Mediation Group and of Bento Box Entertainment • Served as Executive Assistant to the United States Attorney for the District of New Jersey and was a founding partner of the law firm of Robinson, Wayne and Greenberg • Previously served as CEO of Net2Phone • Formerly Chairman of the Conference of Presidents of Major American Jewish Organizations
Boris C. Pasche MD, Ph.D.	• Co-founder and CEO of TheraBionic LLC and TheraBionic GmbH, companies focused on the treatment of advanced hepatocellular carcinoma • Charles Spurr Professor of Medicine and Chairman, Department of Cancer Biology at Wake Forest Medical Center • Director, Wake Forest Comprehensive Cancer Center
Michael J. Weiss MD, Ph.D.	• Clinical Professor of Ophthalmology at Columbia University Medical Center • Ophthalmologist at the Edward S. Harkness Eye Institute • Post-Graduate fellowship at Columbia University Institute of Cancer Research

Rafael Holdings | Management

Howard Jonas
CHAIRMAN and CEO

- Founder of several public companies including Rafael Holdings, IDT Corporation - a communications and payments company, and, Genie Energy - a leading independent energy provider
- Chairman of the Board of IDT Corporation, Genie Energy and IDW Media Holdings
- Board member of Shaare Zedek Hospital in Jerusalem and Yeshiva University in New York

Menachem Ash
PRESIDENT AND GENERAL COUNSEL

- Executive Vice President of Strategy and Legal Affairs at IDT Corporation
- Formerly managing attorney for IDT's legal department

David Polinsky
CHIEF FINANCIAL OFFICER

- Co-founder of Rafael Pharmaceuticals and previously Director, President, General Counsel and Corporate Secretary of Rafael Pharmaceuticals
- Former Vice President and General Counsel for Square Management Corp, a New York real estate focused investment and management company

Eric Sichel, MD, MBA
MEDICAL AND SCIENTIFIC LIAISON

- Licensed Physician in New York and New Jersey
- Previously a Strategic and Financial Consultant with 21 West Partners and Aurora Capital
- Former Biotechnology Analyst with Emerald Asset Management, Omega Advisors and Alex Brown & Sons
- Previously a Pharmaceutical Executive with Neose Technologies Inc and Sandoz Pharmaceuticals (now Novartis)



Washington Park Business District; Newark, New Jersey



Piscataway, New Jersey



Har Hotzvim Industrial Park; Jerusalem, Israel

Real Estate

Rafael Holdings seeks to realize value from its commercial real estate portfolio through a combination of monetization and development of its assets

Real Estate | Key Financial Facts

Rafael's PP&E of $50.6 million* predominantly reflects buildings, improvements and land -- less accumulated depreciation and amortization.

No debt: Rafael Holdings is debt free and the real estate is unencumbered with mortgages



Annual revenue generated by Rafael's real estate holdings in FY ended July 31, 2017 was $3.9 million on a pro-forma basis.

Upside potential: 76% of Rafael Holdings' commercial office building in Newark, NJ is available for tenant improvements and lease up. The adjacent garage site is suitable for commercial development.

* As of April 30, 2018

Strategic Value

Rafael Holdings provides financial and corporate services, permitting pharmaceuticals management teams to focus on scientific and clinical development



CAPITAL / FINANCING
LEGAL & ACCOUNTING SERVICES
STRATEGIC / MONETIZATION
CHAIRMAN / EXEC MGMT
BUSINESS DEVELOPMENT

Investments in Pharmaceuticals

RAFAEL Pharmaceuticals, Inc.

"To Save a Life Is To Save A Universe"

Rafael Pharmaceuticals is a clinical-stage oncology therapeutics company developing Altered Metabolism Directed (AMD) drugs to treat cancers. Its lead molecule CPI-613, is in multiple clinical trials for different solid tumors and hematological malignancies with two key Phase III trials and 5 new products in development.

Rafael Holdings and its affiliates hold preferred stock, a convertible promissory note and warrants entitling it to purchase a significant and majority interest in Rafael Pharmaceuticals. On September 7, 2018, Rafael Holdings, through a 45% owned subsidiary, partially exercised the warrant to acquire a 7.9% of Rafael Pharmaceuticals on a fully diluted basis (excluding the remainder of the warrant) for $10 million.

LipoMedix

LipoMedix is an oncology focused pharmaceutical company developing Promitil®, a prodrug that efficiently delivers mitomycin-C via liposomes to cancer-affected target organ cells.

Rafael Holdings holds 50.6% of LipoMedix ordinary equity.

▪ Rafael Pharmaceuticals

RAFAEL
Pharmaceuticals, Inc.

"To Save a Life Is To Save A Universe"

▪ **Experienced Leadership Team** Oncology Development & Commercialization

Sanjeev Luther President & CEO

- 25+ years experience in healthcare including spec pharma, bio-pharma etc. in strategy, BD, alliance, commercialization and operations
- Under his leadership Rafael has made significant progress towards strategy, R&D, clinical development and business portfolio optimization

Robert G. L. Shorr, PhD, DIC Chief Scientist/Co-founder

- 40 year track record in drug discovery from concept through approval, market launch
- Enzon Pharma, responsible for co-development of PEG INTRON A with Schering Plough

Timothy S. Pardee, MD, PhD Chief Medical Officer

- Physician-Scientist with an NCI funded research program focused on metabolic contributions to resistance in AML. Played a lead role in the development of the novel metabolic-targeting agent CPI-613

Mike Hu, Ph.D. Chief Development Officer

- 18 years of experience in clinical and pre-clinical research, pharmaceutical drug development, and academia
- Contributed to the development, submission, approval and life cycle management of 18 drugs in various indications

Paul Bingham PhD VP, Research

- Co-discoverer of first AEMD compounds
- Faculty member, Stony Brook Univ.; PhD, Harvard University

Mike Stelmah VP, Manufacturing and CMC Regulatory Affairs

- Extensive experience of CMC and regulatory strategies for pharmaceutical industry
- Associated with the submission of IMPD, IND, DHF, MAA, NDA and other technical files to multiple health authorities including FDA, EMA, HPRA and PMDA

▪ CPI-613 | Key Differentiators

CPI-613

Highly Selective: selectively targets altered metabolism in cancer cells

- ✓ Less Toxic: minimally toxic to healthy cells (highly safe & tolerable)
- ✓ Allows for extended treatment courses (reduces likelihood of relapse)
- ✓ Can be used in combination with other drugs
- ✓ Potential to treat elderly patients
- ✓ Potential to treat surgically unresectable cancers

Attacks Multiple Targets (PDH, KGDH)

Less vulnerable to emergence of drug resistance

Broad Spectrum Activities: altered metabolism observed in different types of cancers

Potential to treat different cancers including:

- ✓ Difficult-to-treat cancers
- ✓ High risk cancers
- ✓ Treatment-resistant cancers
- ✓ Advanced stage cancers etc.

Targets Metabolic Pathway

- ✓ Unique target that increases responses in traditionally resistant tumor types
- ✓ Expected to suppress metabolism-based resistance to companion SOC's

RAFAEL Holdings Inc.

Sustainable Horizons for Growth

Targeting Large Unmet Need & Orphan Indications in Terms of Patient Pool





CPI-613
Step 1
Burkitt / High-Grade B-cell Lymphoma / T- Cell Lymphoma
(Accelerated Path to Approval)
Step 2
Acute Myeloid Leukemia
Pancreatic Cancer
Step 3
Myelodysplastic Syndrome
Step 4
Other Formulations & Indications
Initiation of Phase III registrational trials
Estimated 3,122 Patients/year[1-3]
Burkitt / High-Grade B-cell Lymphoma
Estimated 10,836 Patients/year[4-6]
T-Cell Lymphoma
Estimated 21,380 Patients/year[7]
Acute Myeloid Leukemia
Estimated 53,670 Patients/year[8]
Pancreatic Cancer
Estimated 13,000 Patients/year[9]
Myelodysplastic Syndrome
Future Indications:
Other Gastrointestinal Cancers (e.g. Colon, Gastric)
2019
2025

RAFAEL Holdings, Inc.

CPI-613: Ongoing / Upcoming Clinical Trials

6 Ongoing and 4 Upcoming Trials (begin enrollment September – October 2018)
in Solid Tumors & in Hematological Malignancies

	Regimen	Indication	Preclinical	PHASE I	PHASE I/II	PHASE II	PHASE III	Status
Solid Tumor	CPI-613 + mFOLFIRINOX	First Line Metastatic Pancreatic Cancer						Randomized (107 Sites)
Solid Tumor	CPI-613 + mFOLFIRINOX	First Line Locally Advanced Pancreatic Cancer						
Solid Tumor	CPI-613 + FOLFOX + Avastin	Metastatic Colorectal Cancer						
Solid Tumor	CPI-613 + Gemcitabine + Nab-paclitaxel	First Line Advanced or Metastatic Pancreatic Cancer						Ongoing
Solid Tumor	CPI-613 + Fluorouracil	Relapsed or Refractory Metastatic Colorectal Cancer						Ongoing
Hematological Malignancies	CPI-613 + Cytarabine + Mitoxantrone	Relapsed or Refractory Acute Myeloid Leukemia (AML)						Randomized (87 Sites)
Hematological Malignancies	CPI-613 + Cytarabine + Mitoxantrone	Relapsed or Refractory Acute Myeloid Leukemia (AML)						Ongoing
Hematological Malignancies	CPI-613	Relapsed or Refractory Burkitt's Lymphoma / Leukemia or High-grade B-cell Lymphoma						Ongoing
Hematological Malignancies	CPI-613	Relapsed or Refractory Myelodysplastic Syndrome (MDS)						Ongoing
Hematological Malignancies	CPI-613 + Bendamustine	Relapsed or Refractory T-Cell Lymphoma						Ongoing

RAFAEL Holdings Inc.

Rafael Pharma - Key Takeaways

Key Takeaway:
Rafael is a Lucrative De-risked Investment Opportunity

- Novel and safe approach to cancer treatment
- Multiple indications targeted with high unmet need
- Large amount of safety data on CPI-613
- Robust Pipeline
- Strong IP: Protected until 2029 and beyond across US, Canada, EU, Australia and major markets of Asia
- Management with extensive experience in discovery, development and commercialization of oncology products
- FDA approval to proceed to Phase III Pivotal trials

RAFAEL

5

RAFAEL Holdings Inc.

- LipoMedix

LipoMedix

▪ LipoMedix

Lipomedix Pharmaceuticals is a clinical-stage company focused on developing liposome-based drug delivery platform.

▪ LipoMedix

Alberto Gabizon, MD, PhD

Co-Founder, CEO and Chief Scientist

- Professor of Oncology (Hebrew University), scientist and clinician in the field of nanomedicine and cancer therapy
- Co-inventor and co-developer of Promitil® and Doxil®
- M.D. (University of Granada, Spain) and Ph.D. (Weizmann Institute of Science, Israel)
- Awarded the Alec Bangham Lifetime Achievement Award of the International Liposome Research Society, and the Kaye Innovation Award of the Hebrew University
- Comprehensive experience developing liposomal cancer drugs from laboratory bench to clinical use

LipoMedix

LipoMedix


LIPOMEDIX
Product
Technology
Promitil®
PL-MLP

- A proprietary formulation of a lipid-based pro-drug of MMC (MLP) which enables efficient delivery and release of active MMC to tumors in vivo
- Lowers the toxicity of free MMC and enhances anti-tumour activity against tumors including multi-drug resistant cancers

- Developed a pegylated liposome delivery system platform based on the encapsulation of a new chemical entity known as MLP, a proprietary prodrug form of the anticancer agent MMC
- Enables efficient and selective tumour delivery of MLP in vivo with rapid activation in tissues to a powerful MMC metabolite, yet with improved safety profile

▪ LipoMedix | Pipeline

LipoMedix

Lipomedix Pipeline			
Indication/Product	Pre-clinical	Phase 1a/phase 1b	Phase 2-3
Solid Tumour LPMX-1	Promitil single agent Completed 27 patients		
Colon Cancer LPMX-1	Promitil ± Capecitabine Promitil + Capecitabine + Bevacizumab Promitil + Bevacizumab (3 week schedule) Ongoing 61/61 patients (accrual completed)		
Rectal Cancer Radio sensitization of solid tumour LPMX-1	Promitil + Radiotherapy		
Bladder Cancer (intra-vesical) LPMX-2	Targeted Promitil		
Solid Tumour LPMX-4/5	Multidrug Liposome		

RAFAEL Holdings Inc.

▪ Investment Rationale

Rafael Holdings (NYSE American: RFL) holds a portfolio of commercial estate properties and interests in two promising pharmaceutical companies – all backed by a strong balance sheet providing strategic flexibility.

RFL's pharmaceutical interests include warrants, preferred stock, and convertible debt entitling RFL to acquire a significant majority stake in Rafael Pharma, a clinical-stage oncology therapeutics company developing altered metabolism directed therapies. Rafael Pharma has launched pivotal Phase III clinical trials of its lead compound, CPI-613, after achieving exciting early stage clinical results.

RFL's current market cap approximates book, providing abundant upside potential with near term potential catalysts

Thank you

Rafael Holdings, Inc.

CONTACT INFO

David Polinsky

EMAIL

david.polinsky@rafaelholdings.com